EXHIBIT 77Q1 (g): An Agreement and Plan of Reorganization between Registrant and Cohen & Steers European Realty Shares, Inc. is incorporated herein by reference to the Registrant's Form N-14 filing
(SEC Accession No. 0001193125-09-141568) filed on June 30, 2009.